Exhibit 10.1(i)

DEBT PURCHASE AND ASSIGNMENT AGREEMENT

This DEBT PURCHASE AND ASSIGNMENT AGREEMENT (“Agreement”) is effective as of June 15, 2020 by and between Target Group Inc., a Delaware corporation (“Target”), Visava Inc., (“Visava”), CanaryRx Inc., (“Canary”), CannaKorp Inc,, a Delaware corporation (“CannaKorp”) and CL Investors Inc. (“CLI”). Visava, Canary and CLI, respectively, are corporations organized under the laws of the Province of Ontario, Canada. Target, Visava, Canary, CannaKorp and CLI are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.

Background to the Agreement

Visava is a wholly-owned subsidiary of Target. Canary is the wholly-owned subsidiary of Visava and the second-tier subsidiary of Target. CannaKorp is a wholly-owned subsidiary of Target. Previously, Target has advanced the aggregate sum of CDN$10,600,000 to Canary for the construction of Canary’s cannabis cultivation facility in Simcoe, Ontario, Canada. The sums advanced constitute an unsecured general obligation of Canary to Target, which obligation is hereinafter referred to as the “Canary Debt”.

Effective May 14, 2020, Canary entered into two agreements with 9258159 Canada Inc., a corporation organized under the laws of the Province of Ontario, Canada, hereinafter referred to as “Thrive”, and with 2755757 Ontario Inc., a corporation organized under the laws of the Province of Ontario, Canada, hereinafter referred to as “JVCo” consisting of (i) a Joint Venture Operations Agreement (“JV Agreement”) and (ii) an Unanimous Shareholder Agreement (“Shareholder Agreement”), collectively referred to herein as the (“Thrive Agreements”), pursuant to which Canary and Thrive, as equal shareholders, organized and capitalized JVCo for the cultivation, processing and sale of cannabis from Canary’s Licensed Site, as such term is defined in the Thrive Agreement.

Target is in need of working capital to advance additional funds to Canary for the purpose of fulfilling Canary’s obligations under the Thrive Agreements. In order to obtain such additional working capital, Target desires to sell the Canary Debt and all rights thereunder to CLI and CLI desires to purchase the Canary Debt from Target, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Sale of Canary Debt. Subject to the terms and conditions of this Agreement, at closing (“Closing”), Target hereby irrevocably sells, assigns, conveys, and transfers all right, title and interest in and to the Canary Debt to CLI, and CLI agrees to purchase the Canary Debt from Target, and all of Target’s right, title and interest thereto, free and clear of all liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. All references to payments to be made pursuant to the transactions described in this Agreement shall mean Canadian dollars.

2. Purchase Price. The purchase price (“Purchase Price”) for the Canary Debt shall be CLI’s payment to Target at Closing of $3,000,000.00, which shall, at the sole and absolute discretion of CLI, be tendered to either Target by wire transfer pursuant to instructions provided by Target or directly to Canary’s solicitors by wire transfer pursuant to instructions provided by Target and Canary in connection with the Canary Loan referred to in Section 11 herein provided that in the event of the foregoing, Canary shall not make any payment to any third party from the said $3,000,000.00 without the prior written consent of CLE, which consent may not be unreasonably withheld.

3.  Issuance of Preferred Stock and Warrants. In addition to the sale, assignment, conveyance and transfer of the Canary Debt, not later than ten (10) business days following the Closing, as referred to in Section 10 herein, Target will cause to be issued and delivered to CLI (i) 1,000,000 shares of Target’s Series B Convertible Preferred Stock (“Series B Stock”) having the same rights, preferences and privileges as Target’s currently outstanding Series A Preferred Stock; and (ii) a Common Stock Purchase Warrant for 10,000,000 shares of Target common stock in the form set forth in the attached Appendix A.

4. Amendment of Canary Debt. Contemporaneously with the sale and purchase of the Canary Debt as set forth in Section 1 herein, and as a condition to the consummation of the transactions contemplated by this Agreement, the terms and conditions of the Canary Debt will be amended (“Amended Canary Debt”) such that it will be subject to the terms and conditions set out in the Promissory Note in the form set forth in the attached Appendix B.

5. General Security Agreement. The Amended Canary Debt shall be secured by a security interest (“Security Interest”) in all of the assets of Target, Visava, Canary and CannaKorp, including without limitation all intellectual property, wherever situated (“Secured Assets”), pursuant to a general security agreement (“Security Agreement”) in the form attached hereto as Appendix C.

6. Guarantee by Target, Visava, and CannaKorp. Target, Visava and CannaKorp shall jointly, severally and unconditionally guarantee the payment of all amounts payable to CLI under the Amended Canary Debt pursuant to a Guarantee in the form attached hereto as Appendix D.

7. Stock Pledges by Target and by Visava. Target shall execute in favor of CLI a pledge of all of shares of Visava and of CannaKorp Inc., respectively, registered in Target’s name and Visava shall execute in favor of CLI a pledge of all shares of Canary registered in the name of Visava. Such pledges shall be security for the repayment of amounts payable to CLI under the Amended Canary Debt. The pledges referred to in this Section 7 shall be in the forms attached hereto as Appendix E and Appendix F, respectively.

8. Stock Pledge by Canary. Canary shall execute a pledge in favor of CLI of all of the shares JVCo (“JVCo Shares”) held by Canary under the Thrive Agreements, which pledge shall be in the form attached hereto as Appendix G.

9. Option to CLI. In lieu of the payment of $3,000,000.00 of the principal balance of the Canary Amended Debt, CLI shall be granted the option (“Option”) to demand, in its sole and absolute discretion, that (a) Target assign, transfer and convey to CLI, free and clear of all liens and encumbrances, 75% of the shares of Visava registered in the name of Target (“Visava Shares”); and/or that (b) Visava assign, transfer and convey to CLI, free and clear of all liens and encumbrances 75% of the shares of Canary registered in the name of Visava (“Canary Shares”) pursuant to the terms and provisions of the Option Agreement having the form attached as Appendix H.

10. Closing. The Closing of the transactions contemplated by this Agreement shall take occur not later than June 22, 2020 (the “Closing Date”). At Closing, the Parties shall sign and deliver this Agreement and the various Appendices hereto and CLI shall provide Target with proof of payment of the Purchase Price. The Parties agree that they shall perform all acts and execute and deliver all other documents and instruments which the Parties and their respective legal counsel deem reasonably necessary to carry out the terms and conditions of this Agreement. The Closing shall be subject to satisfaction of certain conditions, including but not limited to the following:

(i) That the respective representations and warranties of the Parties contained herein shall then be true in all respects;

(ii) That Jerry Zarcone (“Zarcone”) shall have executed and delivered the Priority Agreement in the form attached as Appendix I (the “Priority Agreement”) (it being understood and agreed that the terms and provisions of which Priority Agreement are agreeable to CLI and the other Parties to this Agreement and the Priority Agreement shall also be executed and delivered by CLI and the other Parties to this Agreement on the Closing);

(iii) That Zarcone, Visava, and CannaKorp shall have released any and all right, title, and interest in and to the Canary Debt and the Amended Canary Debt pursuant to the terms and conditions of the release having a form reasonably satisfactory to the Parties; and

(iv) That Target shall have executed a transfer, conveyance, and assignment of the Canary Debt to CLI having a form and containing content reasonable satisfactory to the parties, one of which terms and provisions shall be a release of such Canary Debt upon such transfer, conveyance, and assignment taking effect.

11. Target Loan to Canary. Immediately following the, Closing, Target shall loan to Canary $3,000,000.00 (“Canary Loan”). The Canary Loan shall be an unsecured general obligation evidenced by a non-negotiable, non-interest bearing Promissory Note in the form attached hereto as Appendix J. The use by Canary of the proceeds of the Canary Loan shall be subject to the prior written approval and consent of CLI, which approval and consent shall not be unreasonably withheld. The Canary Loan shall provide, among other things, that (a) Target postpone the Canary Loan in favour of the Amended Canary Loan and shall not seek repayment of the Canary Note so long as any amounts owing on the Amended Canary Debt remains unpaid to CLI pursuant to the terms and provisions of a postponement having a form and containing terms and provisions reasonably satisfactory to CLI, and (b) in the event CLI shall exercise its Option described in Section 8 hereof or stock pledge over the shares of Visava or Canary described in Section 7 hereof, the Canary Loan shall be deemed cancelled, forgiven and of no further force and effect.

12. Representations and Warranties of Target. Target hereby represents and warrants as of the date of the Agreement and as of the Closing as follows

12.1 Organization; Corporate Matters.

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. It has the corporate power and authority to carry on its business as presently conducted and is licensed or qualified to do business in all jurisdictions in which the character of its properties or nature of its business requires it to be so licensed or qualified.

(b) It has good and marketable title to its properties and other assets, including the shares of Visava and of CannaKorp, free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances security interests, obligations (save and except to and in favour of Zarcone) other than property or an asset as to which it is a lessee, in which case it has a valid leasehold interest.

(c) It has good and marketable title to Canary Debt free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances, security interests, obligations (save and except to and in favour of Zarcone which interest shall be released on the Closing) and any prior right, option or other claim in favor of any other party to purchase either the Canary Debt.

(d) The Canary Debt and Amended Canary Debt are validly existing and enforceable obligations according to their terms and conditions.

12.2 Authority. It has full power and authority to enter into this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents” ) to which it is a Party and to perform its obligations hereunder and thereunder. The execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other action on its part, and no other corporate or other proceedings on its part   is necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement constitutes its valid and legally binding obligation and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

12.3 Consents and Approvals; No Conflict. No filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by it of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of its Articles of Incorporation, as amended, or its Bylaws, (b) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation to which it is subject, or any of its properties or assets, (d) conflict with, result in a breach of, constitute a default under or accelerate the performance required by or result in the suspension, cancellation, material alteration or creation of an encumbrance upon any material agreement, license, permit or authority to which it is a party or by which it is bound or to which any of its assets or property is subject, or (e) violate any provision of law or regulation or any judicial or administrative order, award, judgment or decree applicable to it, except in the case of clauses (b) (c), (d) and (e) for violations, breaches or defaults by it which are not in the aggregate material.

13. Representations and Warranties of Visava. Visava hereby represents and warrants as of the date of the Agreement and as of the Closing as follows:

13.1 Organization; Corporate Matters.

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada. It has the corporate power and authority to carry on its business as presently conducted and is licensed or qualified to do business in all jurisdictions in which the character of its properties or nature of its business requires it to be so licensed or qualified.

(b) It has good and marketable title to its properties and other assets, including the shares of Canary, free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances security interests, obligations (save and except to and in favour of Zarcone) other than property or an asset as to which it is a lessee, in which case it has a valid leasehold interest.

13.2 Authority. It has full power and authority to enter into this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents” ) to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other action on its part, and no other corporate or other proceedings on its part   is necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement constitutes its valid and legally binding obligation and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

13.3 Consents and Approvals; No Conflict. No filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by it of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of its Articles of Incorporation, as amended, or its Bylaws, (b) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation to which it is subject, or any of its properties or assets, (d) conflict with, result in a breach of, constitute a default under or accelerate the performance required by or result in the suspension, cancellation, material alteration or creation of an encumbrance upon any material agreement, license, permit or authority to which it is a party or by which it is bound or to which any of its assets or property is subject, or (e) violate any provision of law or regulation or any judicial or administrative order, award, judgment or decree applicable to it, except in the case of clauses (b) (c), (d) and (e) for violations, breaches or defaults by it which are not in the aggregate material.

14. Representations and Warranties of Canary. Canary hereby represents and warrants as of the date of the Agreement and as of the Closing as follows:

14.1 Organization; Corporate Matters.

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada. It has the corporate power and authority to carry on its business as presently conducted and is licensed or qualified to do business in all jurisdictions in which the character of its properties or nature of its business requires it to be so licensed or qualified.

(b) It has good and marketable title to its properties and other assets, including the shares of JVCo, free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances security interests, obligations (save and except to and in favour of Zarcone) other than property or an asset as to which it is a lessee, in which case it has a valid leasehold interest.

(c) The Canary Debt and Amended Canary Debt are validly existing and enforceable obligations according to their terms and conditions.

14.3 Authority. It has full power and authority to enter into this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents” ) to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other action on its part, and no other corporate or other proceedings on its part   is necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement constitutes its valid and legally binding obligation and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

14.3 Consents and Approvals; No Conflict. No filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by it of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of its Articles of Incorporation, as amended, or its Bylaws, (b) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation to which it is subject, or any of its properties or assets, (d) conflict with, result in a breach of, constitute a default under or accelerate the performance required by or result in the suspension, cancellation, material alteration or creation of an encumbrance upon any material agreement, license, permit or authority to which it is a party or by which it is bound or to which any of its assets or property is subject, or (e) violate any provision of law or regulation or any judicial or administrative order, award, judgment or decree applicable to it, except in the case of clauses (b) (c), (d) and (e) for violations, breaches or defaults by it which are not in the aggregate material.

15. Representations and Warranties of CannaKorp. CannaKorp hereby represents and warrants as of the date of the Agreement and as of the Closing as follows:

15.1 Organization; Corporate Matters.

(a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware USA . It has the corporate power and authority to carry on its business as presently conducted and is licensed or qualified to do business in all jurisdictions in which the character of its properties or nature of its business requires it to be so licensed or qualified.

(b) It has good and marketable title to its properties and other assets free and clear of all mortgages, pledges, restrictions, liens, charges, encumbrances security interests, obligations (save and except to and in favour of Zarcone) other than property or an asset as to which it is a lessee, in which case it has a valid leasehold interest.

15.2 Authority. It has full power and authority to enter into this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents” ) to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other action on its part, and no other corporate or other proceedings on its part   is necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement constitutes its valid and legally binding obligation and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

15.3 Consents and Approvals; No Conflict. No filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by it of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of its Articles of Incorporation, as amended, or its Bylaws, (b) result in a violation or breach of, or constitute, with or without due notice or lapse of time or both, a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation to which it is subject, or any of its properties or assets, (d) conflict with, result in a breach of, constitute a default under or accelerate the performance required by or result in the suspension, cancellation, material alteration or creation of an encumbrance upon any material agreement, license, permit or authority to which it is a party or by which it is bound or to which any of its assets or property is subject, or (e) violate any provision of law or regulation or any judicial or administrative order, award, judgment or decree applicable to it, except in the case of clauses (b) (c), (d) and (e) for violations, breaches or defaults by it which are not in the aggregate material.

16. Representations and Warranties of CLI. CLI hereby represents and warrants as of the date of the Agreement and as of the Closing as follows:

16.1 Organization; Corporate Matters.  It is a corporation duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada. It has the corporate power and authority to carry on its business as presently conducted and is licensed or qualified to do business in all jurisdictions in which the character of its properties or nature of its business requires it to be so licensed or qualified.

16.2 Authority. It has full power and authority to enter into this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents” ) to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery by it of this Agreement and each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate or other action on its part, and no other corporate or other proceedings on its part   is necessary to authorize this Agreement or the Transaction Documents or to consummate the transactions contemplated hereby and thereby. This Agreement constitutes its valid and legally binding obligation and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally.

16.3 Investment Sophistication. CLI hereby represents and acknowledges that by and through its officers and directors has sufficient knowledge and experience of financial and business matters, is able to evaluate the merits and risks of the purchase of the Canary Debt, has the ability to bear the economic risks of the purchase of the Canary Debt and can afford a complete loss of such investment. It has adequate information concerning the business and financial condition of the other Parties to make an informed decision regarding the purchase of the Canary Debt, and has independently and without reliance upon the other Parties made its own analysis and decision to enter into this Agreement and purchase the Canary Debt. It has been afforded the opportunity to obtain such information necessary to make an informed decision regarding the entry into this Agreement and for it to evaluate the merits and risks of the purchase of the Canary Debt. It is not relying on any representation, warranty, covenant or statement made by the other Parties in connection with the purchase of the Canary Debt, except as contained herein.

17. Conditions to Closing. The obligation of the Parties under this Agreement shall be subject to the each of the following conditions:

17.1 The representations and warranties of each of the Parties contained in this Agreement shall be true in all material respects at the Closing with the same effect as though made at such time. Each of the Parties shall have performed in all material respects all of their respective obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing.

17.2 No injunction or restraining order shall be in effect, and no action or proceeding shall have been instituted and, at what would otherwise have been the Closing, remain pending before a court to restrain or prohibit the transactions contemplated by this Agreement.

17.3 All statutory requirements for the valid consummation by the Company of the transactions contemplated by this Agreement shall have been fulfilled. All authorizations, consents and approvals of, filings with and notices to any governmental body, court, agency, official or authority and other persons required to be obtained in order to permit consummation by the Company of the transactions contemplated by this Agreement shall have been obtained.

17.4 There shall not be or exist any change, effect, event, circumstance, occurrence or state of facts that has had, has or which reasonably could be expected to have a material adverse effect on any of the Parties.

18. Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby and shall remain in full force and effect after the Closing.

19. Miscellaneous.

19.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier, mailed by registered or certified mail (postage prepaid and return receipt requested), to delivered by electronic transmission with evidence of receipt to the party to whom the same is so delivered, sent or mailed at addresses set forth below:

If to Target:	Anthony Zarcone
Chief Executive Officer
Target Group Inc.
55 Administration Road, Unit #13
Vaughan Ontario, Canada L4K 4G9
Email: tony@targetgroupinc.ca

with a copy to:	Robert C. Laskowski
Robert C. Laskowski Law Office
520 SW Yamhill, Suite 600
Portland, OR 97204-1329
Email: rcl@roblaw.us

If to CannaKorp:	Saul Niddam
President and Chief Executive Officer
55 Administration Road, Unit 13
Vaughan, Ontario, Canada L4K 4G9
Email: Saul@targetgroupinc.com

with a copy to:	Robert C. Laskowski
Robert C. Laskowski Law Office
520 SW Yamhill, Suite 600
Portland, OR 97204-1329
Email: rcl@roblaw.us

If to Visava:	Anthony Zarcone
President
Visava Inc.
385 Second Avenue West
Simcoe, ON N3Y 0G1
Email: tony@targetgroupinc.ca

with a copy to:	John Vitulli Jr.
Vitulli Law Group
69 Hughson Street North
Hamilton, ON L8R 1G5

If to Canary:	Anthony Zarcone
Chief Executive Officer
CanaryRx Inc.
385 Second Avenue West
Simcoe, ON N3Y 0G1
Email:tony@targetgroupinc.ca

with a copy to:	John Vitulli Jr.
Vitulli Law Group
69 Hughson Street North
Hamilton, ON L8R 1G5

If to CLI:	Jerry Zarcone
20 Hempstead Drive
Hamilton, ON L8W 2E7

with a copy to,	Serena R. Lee
which copy shall	SimpsonWigle Law LLP
not constitute	1006 Skyview Drive, Suite 103
notice:	Burlington, ON, L7P 0V1
Email: lees@simpsonwigle.com

19.2 Parties in Interest; No Third Party Beneficiaries. Except as otherwise expressly provided herein, all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective heirs, beneficiaries, personal and legal representatives, successors and assigns of the Parties hereto. This Agreement shall not be deemed to confer upon any person not a Party hereto any rights or remedies hereunder.

19.3 Entire Agreement; Amendments. This Agreement, including the Appendices and other documents and writings referred to herein or delivered pursuant hereto, which form a part hereof, contains the entire understanding of the Parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings other than those expressly set forth herein or therein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the Parties or their respective successors or assigns.

19.4 Further Assurances. Each of the  Parties shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and instruments as the other Party may reasonably require from time to time for the purpose of giving effect to this Agreement and shall use its or their best efforts and take all such steps as may be reasonably within its power to implement to their full extent the terms of this Agreement.

19.5 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

19.6 Governing Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Province of Ontario, Canada, without regard to its conflict of laws doctrines. Any and all actions brought under this Agreement shall be brought in the appropriate courts of the Province of Ontario, Canada. Each Party hereby waives any right to object to the convenience of such venue.

19.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

19.8 Separate Counsel. Each Party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any Party hereto has acted or is acting as counsel to any other Party hereto in connection with this Agreement.

19.9 Waiver. No waiver by any Party of any default or breach by another Party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any Party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such Party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

19.10 Assignability. This Agreement, together with all other documents and instruments referred to herein, shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the Parties hereto.

19.11 Publicity. Except as otherwise required by law or the rules of the United States Securities and Exchange Commission to which Target is subject, so long as this Agreement is in effect, no Party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of the other Party, which consent shall not be unreasonably withheld.

19.12 Remedies.  All representations, warranties, covenants, and obligations in this Agreement shall survive the completion of the transactions contemplated by this Agreement and, notwithstanding such completion, shall continue in full force and effect from and after the date of this Agreement for the applicable statute of limitations (“Survival Period”). The right to the payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired, or capable of being acquired at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation.  The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to the payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as the date first above written.

TARGET GROUP INC.		VISAVA INC.

By:	/s/ Anthony Zacone	By:	/s/ Anthony Zacone
	Anthony Zarcone, CEO		Anthony Zarcone, President

CANARY RX INC.		CL INVESTORS INC.

By:	/s/ Anthony Zacone	By:	/s/ Jerry Zarcone
	Anthony Zarcone, President		Jerry Zarcone, President

CANNAKORP, INC.

By:	/s/ Saul Niddam
Saul Niddam, CEO